SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 23, 2013

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	61-0979818
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

346 North Mayo Trail
Pikeville, Kentucky	41501
(Address of principal executive offices)	(Zip code)

 (606) 432-1414
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

Community Trust Bancorp, Inc.’s Annual Meeting of Shareholders was held on April 23, 2013.  The following items were approved:

1)           Election of the following members to CTBI’s Board of Directors for the ensuing year:

Nominee	For	Withheld
Charles J. Baird	8,658,736	706,154
Nick Carter	9,241,881	123,009
Jean R. Hale	9,194,497	170,393
James McGhee II	9,336,318	28,572
M. Lynn Parrish	9,213,320	151,570
Dr. James R. Ramsey	9,282,527	82,363
Anthony W. St. Charles	9,231,268	133,622

2)           Ratification of CTBI’s independent registered public accounting firm, BKD, LLP, for 2013

For	Against	Abstained
11,470,426	44,217	16,910

3)           The advisory (nonbinding) resolution relating to executive compensation

For	Against	Abstained
8,795,872	372,845	196,173

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

Date: April 24, 2013	By:	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer